UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

HEART TEST LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41422	26-1344466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360

Southlake, Texas 76092

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 682-237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	HSCS	The Nasdaq Stock Market LLC
Warrants to purchase common stock	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Note Conversion and Warrant Amendments

As previously reported, Heart Test Laboratories, Inc. (the “Company”) on September 7, 2023, entered into a Senior Unsecured Promissory Drawdown Loan Note (the “MSW Note”) with Matthews Southwest Holdings, Inc. (“MSW”). The MSW Note provided for an unsecured drawdown loan of up to $1,000,000. As of November 14, 2023, the Company had drawn $500,000 under the MSW Note and issued 1,000,000 Warrants (the “Existing MSW Warrants”) to purchase shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) in lieu of certain fees payable under the MSW Note.

In addition, also as previously reported, on January 24, 2023, the Company entered into Amendment No. 4 to the Loan and Security Agreement, dated April 24, 2020 (the “Loan and Security Agreement”), by and among the Company, Front Range Ventures LLC (“FRV”) and John Q. Adams (“Adams”). Pursuant to the Loan and Security Agreement, a secured promissory note in the original principal amount of $500,000 was issued to FRV (the “FRV Note”) and a secured promissory note in the original principal amount of $500,000 was issued to Adams (the “Adams Note”). The Loan and Security Agreement was further amended on September 29, 2023 to amend the dates on which principal and accrued interest are due under the Adams Note, such that accrued and unpaid interest since June 28, 2022 will be due and payable on December 31, 2023, and the principal amount together with all accrued and unpaid interest after December 31, 2023 will be due and payable on March 31, 2024. As consideration for such extension, on October 2, 2023, the Company issued FRV and Adams warrants (the “$1M Lender Warrants”) to purchase an aggregate of 200,000 shares of Common Stock at an exercise price of $0.44 per share.

On November 15, 2023, MSW and Adams (collectively, the “Lenders”) and the Company, entered into two separate note conversion letter agreements (collectively, the “Note Conversion Letter Agreements”). Pursuant to the Note Conversion Letter Agreements, in consideration for the conversion of the aggregate principal and interest amount due under the MSW Note and the Adams Note (collectively, the “Notes”), on November 16, 2023, the Company: (1) issued an aggregate of 6,781,288 shares of Common Stock to the Lenders, comprised of (a) 3,125,000 shares of Common Stock to MSW and (b) 3,656,288 shares of Common Stock issued to Adams; (2) entered into a Warrant Amendment Agreement with MSW, amending the Existing MSW Warrants to reduce the exercise price of an aggregate of 1,000,000 Existing MSW Warrants to $0.16 per share (the “MSW Warrant Amendment”); and (3) entered into a Warrant Amendment Agreement with Adams, amending the $1M Lender Warrants owned by Adams to reduce the exercise price of an aggregate of 107,575 $1M Lender Warrants to $0.16 per share (the “Adams Warrant Amendment”). Except as expressly set forth in the MSW Warrant Amendment and the Adams Warrant Amendment, the terms and provisions of the warrants held by the Lenders shall remain in full force and effect.

The description of terms and conditions of the Note Conversion Letter Agreements, the MSW Warrant Amendment and the Adams Warrant Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Note Conversion Letter Agreement with MSW, the Note Conversion Letter Agreement with Adams, the MSW Warrant Amendment and the Adams Warrant Amendment attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Closing of Mount Sinai Transaction

As previously reported, on September 20, 2023, the Company entered into a Securities Purchase Agreement (the “SPA”) and entered into multiple definitive license agreements (each, a “License Agreement” and collectively, the “License Agreements”) with Icahn School of Medicine at Mount Sinai (“Mount Sinai”) to commercialize a range of AI-based cardiovascular algorithms developed by Mount Sinai, as well as a memorandum of understanding for ongoing cooperation encompassing de-identified data access, on-going research, and the evaluation of the Company’s MyoVista device.

Also as previously reported, the effectiveness of the licenses under the License Agreements was subject to the satisfaction or waiver of certain conditions, including that the Company complete one or more financings in which we receive aggregate gross proceeds of at least $5,000,000 (the “Financing Requirement”) prior to December 31, 2023. On November 15, 2023, the Company satisfied the Financing Requirement and, accordingly, the licenses under the License Agreements were deemed effective.

Pursuant to the SPA, on November 16, 2023, the Company issued to Mount Sinai:

●	4,854,853 shares of Common Stock;

●	pre-funded common stock purchase warrants (the “MTS Pre-Funded Warrants”) to purchase up to 710,605 shares of Common Stock, with an exercise price per share of $0.00001, in lieu of shares of Common Stock issuable to Mount Sinai to ensure that the number of shares of Common Stock held by Mount Sinai did not exceed the Beneficial Ownership Limitation (as defined in the MTS Pre-Funded Warrants); and

●	common stock purchase warrants to purchase up to 914,148 shares of Common Stock, having an exercise price per share equal to $0.5060 (the “MTS Warrants”), which warrants shall be exercisable immediately upon (x) completion of any financing of at least $10,000,000 raised by the Company (the “Additional Financing”) from the period commencing August 1, 2023 and ending on or prior to June 30, 2024 or (y) waiver by Mount Sinai of the Company’s requirement to complete the Additional Financing.

The License Agreements may be terminated by Mount Sinai if we have not completed the Additional Financing by June 30, 2024.

The foregoing description of the SPA, the MTS Pre-Funded Warrants, and MTS Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text of the SPA, the MTS Pre-Funded Warrants, and MTS Warrants, which were filed as exhibits 10.1, 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K, dated September 20, 2023, filed with the U.S. Securities and Exchange Commission on September 21, 2023, and are incorporated herein by reference.

Second Amended Equity Distribution Agreement with Maxim Group LLC

As previously reported, on September 18, 2023, the Company entered into an Equity Distribution Agreement (the “Original EDA”), with Maxim Group LLC (“Maxim Group”) as sales agent (the “Sales Agent”) pursuant to which the Company may offer and sell, from time to time, an aggregate of up to $3,250,000 of shares of Common Stock, in an “at the market” offering (as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”)).

On November 9, 2023, the Company entered into Amendment No. 1 to the Original EDA (the “First Amended EDA”) with Maxim Group pursuant to which, among other things, the Company may issue and sell up to $10,000,000 of its shares of Common Stock from time to time through the Sales Agent subject to certain selling limitations.

On November 17, 2023, the Company entered into Amendment No. 2 to the Original EDA (the “Second Amended EDA” and, together with the Original EDA and the First Amended EDA, the “EDA”) with Maxim Group pursuant to which, among other things, the Company may issue and sell $15,000,000 of its shares of Common Stock (the “Shares”) from time to time through the Sales Agent; provided, however, that in no event will the Company issue or sell through the Sales Agent such number of shares of Common Stock that would cause the Company or the offering of its shares of Common Stock to not satisfy the eligibility and transaction requirements for use of Form S-3 (including General Instruction I.B.6 of Form S-3). Pursuant to the Second Amended EDA, Maxim will be entitled to compensation at a commission rate equal to 4.0% of the gross sales price per share sold on or after November 17, 2023 pursuant to the EDA (for any shares of Common Stock sold under the Original EDA and the First Amended EDA, Maxim was entitled to compensation at a commission rate equal to 3.0% of the gross sales price per share sold), and the Company has agreed to reimburse Maxim Group’s legal fees and expenses up to $90,000. As of November 17, 2023, the aggregate market value of the Company’s outstanding shares of Common Stock held by non-affiliates was $33,108,931, which was calculated based on 47,707,393 outstanding shares of Common Stock held by non-affiliates on November17, 2023 and a price per share of $0.69, which was the closing price of the Common Stock on September 18, 2023 and is the highest closing sale price of Common Stock on the Nasdaq Capital Market within the prior 60 days. Pursuant to General Instruction I.B.6 of Form S-3, in no event will the Company sell the shelf securities in a public primary offering with a value exceeding more than one-third of the aggregate market value of the Company’s voting and non-voting ordinary shares held by non-affiliates in any 12-month period as long as the aggregate market value of the Company’s outstanding ordinary shares held by non-affiliates is less than $75 million. During the 12 calendar months prior to and including the date of this Current Report on Form 8-K, the Company has sold approximately $6.0 million worth of shares of Common Stock pursuant to General Instruction I.B.6 of Form S-3.

The shares of Common Stock issuable pursuant to the EDA have been registered under the Securities Act, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-274554) (the “Registration Statement”), which was declared effective by the SEC on September 28, 2023, and will be issued and sold pursuant to the at the market offering prospectus contained therein, as amended and supplemented by the prospectus supplement dated November 9, 2023 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act on November 13, 2023, and as it may be further amended and supplement from time to time.

The foregoing description of the EDA does not purport to be complete and is qualified in its entirety by reference to the complete text of the Original EDA, which was filed as an exhibit to the Company’s Current Report on Form 8-K, dated September 22, 2023, the First Amended EDA which was filed as an exhibit to the Company’s Current Report on Form 8-K dated November 9, 2023, and the Second Amended EDA which is filed as Exhibit 1.3 to this Current Report on Form 8-K, and incorporated herein by reference. The legal opinion of Foley Shechter Ablovatskiy LLP, counsel to the Company, relating to the validity of the additional shares of Common Stock being offered pursuant to the EDA is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement

On November 16, 2023, in connection with entering into the Note Conversion Letter Agreements, the MSW Warrant Amendment and the Adams Warrant Amendment, the Company repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment under the MSW Note and Adams Note and those agreements terminated in accordance with their terms.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the unregistered sale of the Existing Warrants is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the Note Conversion Letter Agreements and Warrant Amendments is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated September 18, 2023 between Heart Test Laboratories, Inc. and Maxim Group LLC (incorporated by reference to Exhibit 1.1 to our Current Report on Form 8-K filed September 22, 2023).

1.2	Amendment No. 1 to Equity Distribution Agreement dated November 9, 2023 between Heart Test Laboratories, Inc. and Maxim Group LLC (incorporated by reference to Exhibit 1.2 to our Current Report on Form 8-K filed November 13, 2023).

1.3*	Amendment No. 2 to Equity Distribution Agreement dated November 17, 2023 between Heart Test Laboratories, Inc. and Maxim Group LLC

4.1	Form of $1M Lender Warrant and $1.5M Lender Warrant (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-1 filed May 17, 2022).

4.2	Form of Pre-Funded Warrant, dated as of September 20, 2023 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed September 21, 2023).

4.3	Form of Common Stock Warrant, dated as of September 20, 2023 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed September 21, 2023)

5.1*	Opinion of Foley Shechter Ablovatskiy LLP

10.1*	Note Conversion Letter Agreement, dated November 16, 2023, by and between Heart Test Laboratories, Inc. and Matthews Southwest Holdings, Inc.

10.2*	Note Conversion Letter Agreement, dated November 16, 2023, by and between Heart Test Laboratories, Inc. and John Q. Adams.

10.3*	Warrant Amendment, dated November 16, 2023, by and between Heart Test Laboratories, Inc. and Matthews Southwest Holdings, Inc.

10.4*	Warrant Amendment, dated November 16, 2023, by and between Heart Test Laboratories, Inc. and John Q. Adams.

10.5	Amendment No. 5 to the $1M Loan and Security Agreement, dated September 29, 2023 (incorporated by reference to exhibit 10.45 to our Registration Statement on Form S-1 filed October 16, 2023).

10.6	Securities Purchase Agreement, dated as of September 20, 2023, by and between the Company and Icahn School of Medicine at Mount Sinai (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed September 21, 2023).

23.1*	Consent of Foley Shechter Ablovatskiy LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORATORIES, INC.

	By:	/s/ Andrew Simpson
Date: November 17, 2023	Name:	Andrew Simpson
	Title:	President, Chief Executive Officer and Chairman of the Board of Directors